Acquisition of Joint Venture - Summary of Fair Value of the Identifiable Assets and Liabilities as of the Date of Acquisitions (Detail) - Flocktory Ltd (Cyprus) [member] ₽ in Millions	Mar. 22, 2017 RUB (₽)
Net assets acquired:
Property and equipment	₽ 1
Intangible assets	720
Accounts receivable	26
Cash and cash equivalents	55
Trade and other payables	(21)
Other liabilities	(1)
Total identifiable net assets at fair value	780
Group's share of net assets (82%)	639
Goodwill arising on acquisition	₽ 192